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                                                                  EXHIBIT 4.12

                         WARRANTHOLDERS RIGHTS AGREEMENT


            WARRANTHOLDERS RIGHTS AGREEMENT dated as of December 23, 1998, among AMERICAN PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (together with its successors, the "Company"), the persons identified on the signature pages hereto as the Investors (the "Investors"), and NATIONSCREDIT COMMERCIAL CORPORATION ("NationsCredit") (the Investors, together with any holder of Conversion Shares (as defined herein) and such other stockholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Stockholders"; and NationsCredit and such other warrantholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Warrantholders").

            WHEREAS, on the date hereof, the Investors and the Additional Stockholders are each the beneficial owners of the shares of stock of the Company listed by their names on the signature pages hereto, and NationsCredit has purchased and is the beneficial owner of the Warrants (as defined herein) to purchase up to 1,853,848 shares of the Company's Non-Voting Common Stock; and

            WHEREAS, the Company and each Stockholder (other than the holders of the Conversion Shares) wish to provide to the Warrantholders and the holders of the Conversion Shares the rights described herein;

            NOW THEREFORE the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


            SECTION 1.1 DEFINITIONS. Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

            "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person) and (iii) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession,


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directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

            "BHC Act" means the Bank Holding Company Act of 1956, as amended.

            "Borrower" means Psych Systems Holdings, Inc., a Delaware
Corporation.

            "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

            "Common Stock" means the Voting Common Stock or the Non-Voting Common Stock, or both, as the context may require.

            "Conversion Shares" means (i) any shares of Non-Voting Common Stock or other securities issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities (including Voting Common Stock) or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; PROVIDED that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

            "Credit Agreement" means the Credit Agreement dated as of December 23, 1998, among the Company, the Borrower, the lenders named therein and NationsCredit, as Agent, as amended from time to time.

            "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

            "Initial Public Offering" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-4 or S-8 or any successor or similar forms).

            "Initiating Holders" has the meaning set forth in Section 3.1 hereof.

            "Non-Voting Common Stock" means the Class B common stock, par value $.001 per share, of the Company.

            "Other Shares" has the meaning set forth in Section 3.1.


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            "Person" means a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a trust, a government or a subdivision thereof or a governmental agency.

            "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

            "Registrable Securities" means any Conversion Shares until the date (if any) on which such Conversion Shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.

            "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 3.1 through 3.5 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel and any one accountant retained by the holder or holders of more than 50% of the Registrable Securities being registered (or, in the case of any registration effected pursuant to Section 3.1, as the Initiating Holders shall have selected to represent all holders of the Registrable Securities being registered), (vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, PROVIDED that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (i) salaries of the Company personnel or general overhead expenses of the Company, (ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place.

            "Regulation Y Holder" means any Warrant Securityholder that is a bank holding company within the meaning of the BHC Act, or a subsidiary thereof subject to Regulation Y under the BHC Act.


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            "Regulatory Change" means, with respect to any Regulation Y Holder,
(i) any change on or after the date hereof in United States federal or state or foreign laws or regulations (including the BHC Act and Regulation Y thereunder);
(ii) the adoption on or after the date hereof of any interpretation or ruling applying to such Regulation Y Holder, individually or as a member of a class, under any United States federal or state or foreign laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after the date hereof of any agreement or commitment with any such governmental or regulatory authority that is applicable to or binding upon such Regulation Y Holder.

            "Restricted Securities" means the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on Warrants, the Conversion Shares or any such securities; PROVIDED that particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

            "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

            "Stockholder" has the meaning set forth in the introductory paragraph.

            "Voting Common Stock" means the Class A common stock, par value $.001 per share, of the Company.

            "Warrant Securityholder" means at any time any Warrantholder or any holder of Conversion Shares.

            "Warrantholders" has the meaning set forth in the introductory paragraph (and for purposes of Section 2.8 shall include any Person that held Warrants that were redeemed pursuant to Section 5.3 of the Warrants).

            "Warrants" means the Warrant or Warrants originally issued to NationsCredit, as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.


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            All references herein to "days" shall mean calendar days unless otherwise specified.

                                   ARTICLE II

                               TRANSFER OF SHARES;
                       PAYMENTS TO WARRANT SECURITYHOLDERS


            SECTION 2.1 GENERAL. Except as otherwise provided in this Agreement or by law, each Stockholder may transfer its shares of Common Stock at any time to any Person.

            SECTION 2.2 RESTRICTIONS ON TRANSFER; LEGEND ON CERTIFICATES. (a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.

            (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF DECEMBER 23, 1998, AMONG AMERICAN PSYCH SYSTEMS, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH AMERICAN PSYCH SYSTEMS HOLDINGS, INC.

            (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement


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applicable to such Restricted Securities (and upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder or Stockholder (as applicable) or under this Agreement. In the event of such non-complying transfer, the Company shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

            SECTION 2.3 PERMITTED TRANSFERS. The restrictions on transfer provided in Section 2.2(a) shall not be applicable to (i) any transfer in compliance with federal and all applicable state securities laws to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back to the transferor thereof),
(ii) any transfer upon the death of any holder of Restricted Securities to such holder's executors, administrators or testamentary trustees or (iii) any transfer to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder's spouse, parents, siblings or descendants (any transferee referred to in (i), (ii) or (iii) above being referred to herein as a "Permitted Transferee"); PROVIDED that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the shares of Common Stock or Warrants it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Common Stock or Warrants (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.

            SECTION 2.4 TAG-ALONG RIGHTS. If any Stockholder or any of its Affiliates (any such Person for purposes of this Section 2.4, the "Transferor") wishes to transfer its shares of Common Stock or any portion thereof to any Person (the "Transferee"), the Transferor shall first give to the Company and each Warrant Securityholder (pursuant to a list provided by the Company) a written notice (a "Transfer Notice"), executed by it and the Transferee and containing (i) the number of shares of Common Stock that the Transferee proposes to acquire from the Transferor, (ii) the name and address of the Transferee,
(iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer, (iv) an estimate, in the Transferor's reasonable judgment, of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee or Transferor to purchase, upon the purchase by the Transferee of any shares of Common Stock owned by the Transferor and for the same per share consideration, that number of Conversion Shares (or if such number is not an integral number, the next integral number which is greater than such number) of each Warrant Securityholder which shall be the product of (x) the aggregate number of Conversion Shares either then owned, or issuable upon exercise of


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Warrants then owned, by such Warrant Securityholder and (y) a fraction, the numerator of which shall be the number of shares of Common Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Common Stock then owned by the Transferor and its Affiliates plus (B) the total number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by each Warrant Securityholder. Each Warrant Securityholder shall have the right, for a period of 20 days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and the Company within such 20-day period, stating therein the number of shares of Common Stock (which may be the number of shares set forth in the offer by the Transferor or Transferee, as the case may be, or a portion thereof) to be sold by such Warrant Securityholder to the Transferor or Transferee, as the case may be. Prior to the earlier of (x) the end of such 20-day period or (y) the acceptance or rejection by each Warrant Securityholder of the Transferee's or Transferor's offer, as the case may be, neither the Transferor nor its Affiliates will complete any sale of shares of Common Stock to the Transferee. Thereafter, for a period of 60 days after the prohibition under the preceding sentence shall have terminated, the Transferor may sell to the Transferee for the consideration stated and on the terms set forth in the Transfer Notice the shares of Common Stock stated in the Transfer Notice as subject to purchase by the Transferee, PROVIDED that the Transferor or Transferee, as the case may be, shall simultaneously purchase the number of shares of Common Stock as calculated above from those Warrant Securityholders who have accepted the Transferor's or Transferee's offer, as the case may be. The provisions of this Section 2.4 shall not apply to transfers between the Transferor and any of its Affiliates or between Affiliates of the Transferor.

            SECTION 2.5  [RESERVED]

            SECTION 2.6. RESTRICTIONS ON TRANSFER BY REGULATION Y HOLDERS. (a) No Regulation Y Holder may transfer any Warrant or any Conversion Shares; PROVIDED that such Regulation Y Holder may transfer such Warrant or Conversion Shares (i) to the Company, (ii) to the public in an offering registered under the Securities Act, (iii) in a transaction pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or otherwise exempt from the registration requirements of the Securities Act in which no single purchaser receives an interest (treating any such Warrant as exercised and any Non-Voting Common Stock as converted to Voting Common Stock) equivalent to more than two percent of the outstanding Voting Common Stock or (iv) in a single transaction to a third party who acquires at least a majority of the Voting Common Stock without regard to the transfer of such Warrant or Conversion Shares. In the event of a Regulatory Change, the effect of which is to permit such Regulation Y Holder to transfer such Warrant or Conversion Shares in any other manner, the foregoing PROVISO shall be deemed modified to permit a transfer of such Warrant or Conversion Shares in such other manner.

            (b) Nothing in Section 2.4 of this Agreement shall require any Regulation Y Holder to make a transfer of Warrants or Conversion Shares in a manner not permitted


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by Section 2.6(a) (an "Impermissible Transfer"). If Section 2.4 of this
Agreement would otherwise require any Regulation Y Holder to make an Impermissible Transfer as a condition precedent to making a transfer of Warrants or Conversion Shares in a manner permitted by Section 2.6(a) (a "Permissible Transfer"), then such Regulation Y Holder shall not be required to make such Impermissible Transfer as a condition precedent to making such Permissible Transfer.

             SECTION 2.7 ADJUSTMENT EVENT FEE. If (a) any Adjustment Event shall occur within twelve months after the Optional Redemption Date and (b) the Consideration Per Share for such Adjustment Event is greater than the Redemption Price Per Share then, immediately upon the occurrence of such Adjustment Event, the Company shall pay to each Warrant Securityholder an amount equal to the product of (x) the number of shares of Non-Voting Common Stock issuable upon exercise of the Warrants of such Warrant Securityholder that were redeemed and
(y) the difference between the Consideration Per Share for such Adjustment Event and the Redemption Price Per Share paid to such Warrant Securityholder.

            "Adjustment Event" means:

            (a) the completion of an Initial Public Offering by the Company; or

            (b)  25% or more of the:

            (i) Common Stock on a Fully Diluted Basis (as defined in the Warrants) on an aggregate basis is sold, exchanged, transferred or otherwise disposed of by the Company or any stockholder of the Company (as part of a single sale or a series of sales) to any Person or group or Persons other than an Affiliate of the Company or such stockholder, as the case may be; or

            (ii) capital stock of the Company issued and outstanding on the Optional Redemption Date is sold, exchanged, transferred or otherwise disposed of by the Company (as part of a single sale or a series of sales) to any Person or group of Persons other than an Affiliate of the Company or such stockholder, as the case may be; or

            (iii) assets of the Company and its Subsidiaries on a consolidated basis are, directly or indirectly, sold, exchanged, leased, transferred or otherwise disposed of as an entirety or substantially as an entirety (in one transaction or a series of transactions) to any Person or group of Persons other than any Affiliate of the Company.

            "Consideration Per Share" means:

            (i) in the case of any Adjustment Event described in clause (a) or
(b)(i) of the definition of Adjustment Event, the highest consideration per share (if any) received


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by the Company or any stockholder of the Company from the sale, exchange, transfer or other disposition by it of Common Stock in connection with such Adjustment Event; and

            (ii) in the case of any other Adjustment Event, the highest consideration per share of Common Stock that would be received by any stockholder of the Company upon the disposition of all or substantially all of the Common Stock or of the assets of the Company (determined by reference to all of the consideration received by the stockholders of the Company (as stockholders) for that portion actually disposed of in connection with such Adjustment Event, or which would be received by such shareholders if the Company were liquidated immediately following receipt of the consideration received by the Company in connection with such Adjustment Event), in each case net of underwriting commissions and other appropriate costs and expenses deducted from such consideration.

            "Optional Redemption Date" means the date of any redemption of the Warrants pursuant to Section 5.3 of the Warrants.

            "Redemption Price Per Share" means the Optional Redemption Price (as defined in the Warrants) which was paid to the Warrant Securityholders pursuant to Section 5.3 of the Warrants (determined on a per share basis by reference to the number of shares of Non-Voting Common Stock issuable upon exercise of the Warrants that were redeemed) plus interest thereon from the Optional Redemption Date to the date of the relevant Adjustment Event referred to in clause (a) or
(b) of Section 2.7 at a rate per annum announced by Bank of America, N.A. from time to time as its prime rate (calculated on the basis of a 360-day year for the actual number of days elapsed).

            SECTION 2.8 NO INCONSISTENT AGREEMENTS. The Company has not entered into and will not enter into any registration rights agreement or similar arrangements the performance by the Company of the terms of which would in any manner conflict with, restrict or be inconsistent with the performance by the Company of its obligations under this Agreement.


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                                   ARTICLE III

                               REGISTRATION RIGHTS


            SECTION 3.1 REGISTRATION ON REQUEST. (a) At any time or from time to time after the date of consummation of an Initial Public Offering, upon the written request of the holder or holders of a majority of all outstanding Conversion Shares and Warrants (such majority determined, for purposes of this Section 3.1, by calculating the number of Conversion Shares for which such Warrants are then exercisable) (the "Initiating Holders"), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Warrants and Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

            (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

            (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

            (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 3.1, whether for its own account or for the account of a holder of Common Stock, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, to be so registered, PROVIDED that the Warrant Securityholders as a class shall be entitled to not more than two registrations upon request pursuant to this Section 3.1.

            (b) Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

            (c) The Company will pay all Registration Expenses in connection with one registration requested pursuant to this Section 3.1, PROVIDED that, in addition, the


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Company shall pay all Registration Expenses in connection with any registration upon request pursuant to which less than 50% of the Registrable Shares requested to be registered by such Initiating Holders are registered, but no such registration shall be counted as a requested registration for purposes of this
Section 3.1. The Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any, allocable to the Registrable Shares requested to be registered by the Initiating Holders) in connection with each other registration requested under this Section 3.1 shall be paid for by the Initiating Holders requesting such registration.

            (d) A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; PROVIDED that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder.

            (e) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by a number of shares) of the Registrable Securities as to which registration has been requested and shall be reasonably acceptable to the Company.

            (f) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, and the managing underwriter shall advise the Company (with a copy of any such notice to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities proposed to be sold for the account of the Company) exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, PRO RATA among such holders requesting such registration on the basis of the number of such securities requested to be included by such holders, (ii) second, all shares proposed to be included by the Company in such registration and (iii) third, all shares other than Registrable Shares (any such shares with respect to any registration, "Other Shares") requested to be included in such registration by the holder or holders thereof.


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            SECTION 3.2 INCIDENTAL REGISTRATION. (a) If the Company at any time proposes to register any of its securities under the Securities Act (other than (x) by a registration on Form S-4 or S-8 or any successor or similar forms or
(y) pursuant to Section 3.1) whether for its own account or for the account of the holder or holders of any Other Shares, it will each such time give prompt written notice to all Warrant Securityholders of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Warrant Securityholder or Warrant Securityholders entitled to do so to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
3.2 shall relieve the Company of its obligation to effect any registration upon request under Section 3.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 3.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.2.

            (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in this Section 3.2, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration and all other holders of any Other Shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 3.2 by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Shares proposed so to be registered which may be distributed without such effect), then the Company will, upon written notice to all holders of such Registrable Securities and holders of such Other Shares include in such registration: FIRST, all securities proposed to be sold by the Company for its own account and, if applicable, all securities proposed to be sold by such holders other than the Warrant Securityholders for which registration is made, in accordance with the agreement between the Company and such holders; SECOND, the Registrable Securities requested to be included in such registration by Warrant Securityholders pursuant to this SECTION 3.2 and the Registrable Securities (as such term is defined in that certain Registration Rights Agreement, dated as of September 26, 1997, as amended among the Company and the holders of the Registrable Securities referred to therein) requested to be included in such registration, pro rated, based on the number of such Registrable Securities (as defined herein) and Other Shares the registration of which shall have been requested by each holder thereof; THIRD, all other securities being registered pursuant to the exercise of contractual rights comparable to those granted in this SECTION 3.2, pro rated based on the number of such shares the registration of which shall have been requested by each holder thereof; and FOURTH, all other securities requested to be included in such registration.

            SECTION 3.3 REGISTRATION PROCEDURES. (a) If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company shall, as expeditiously as possible:

            (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible; PROVIDED that, in the case of a registration pursuant to Section 3.1, such filing to be made within 60 days after the initial request of an Initiating Holder of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and thereafter use its best efforts to cause such registration statement to become and remain effective; PROVIDED FURTHER that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; PROVIDED FURTHER that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (x) in the case of a registration pursuant to Section 3.1, the expiration of 120 days after such registration statement becomes effective, or (y) in the case of a registration pursuant to Section 3.2, the expiration of 90 days after such registration statement becomes effective;

            (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

            (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under blue sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

            (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

            (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, if any, of

                  (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                  (y) a "comfort" letter, dated the effective date of such
            registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

            (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                  (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                  (B) of any  request  by the  Commission  for  amendments  or supplements to the registration statement or the prospectus or for additional information;

                  (C) of the issuance by the Commission of any stop order
            suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                  (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

            (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (ix) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

            (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (xi) make available for inspection by a representative of the holders of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such selling holders or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; PROVIDED that the Company shall not be required to comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto; and PROVIDED FURTHER that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in the offering) unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or holder of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any holder of Registrable Securities is a party (PROVIDED that the Company is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);

            (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;

            (xiii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD; and

            (xiv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

            (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of
Section 3.3(a), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.3(a). In the event the Company shall give any such notice, the periods specified in subdivision (ii) of Section 3.3(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.3(a).

            (c) If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

            SECTION 3.4 UNDERWRITTEN OFFERINGS. (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.5. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement.

            (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during the ten days prior to and the 90 days after the effective date of any underwritten registration pursuant to Section 3.1 or 3.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.4(b).

            (c) The Company agrees (x) not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days prior to and the 90 days after the effective date of any registration pursuant to Section 3.1 or 3.2 has become effective, except (i) as part of such registration, (ii) pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto or (iii) as otherwise permitted by the managing underwriter of such offering (if any), and (y) to use all reasonable efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period except as part of such underwritten registration; PROVIDED that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

            (d) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents

(other than powers of attorney) required under the terms of such underwriting arrangements.

            SECTION 3.5 INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use in the preparation thereof. In addition, the Company shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

            (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.5) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of a Registrable Security with respect to the indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

            (d) If the indemnification provided for in the preceding subdivisions of this Section 3.5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.5, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this Section 3.5 had been available under the circumstances.

            The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by PRO RATA allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this Section
3.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

            Notwithstanding the provisions of this subdivision (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            SECTION 3.6 RULE 144; RULE 144A. (a) If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

            (b) The Company represents and warrants that as of the date hereof, the Common Stock is not, and is not part of a class of securities that is, listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system. For so long as any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to
Section 13 or 15(d) of the Exchange Act, make available to any holder of Registrable Securities in connection with the sale of such holder Registrable Securities and any prospective purchaser of Registrable Securities from such, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.


                                   ARTICLE IV

                                  MISCELLANEOUS


            SECTION 4.1 NOTICES. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained (with a copy of such notice or other communication promptly sent by mail, overnight courier or hand delivery) or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this Section 4.1).

            SECTION 4.2 BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

            SECTION 4.3 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 4.4 SPECIFIC PERFORMANCE. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

            SECTION 4.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION
4.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            SECTION 4.6 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

            SECTION 4.7 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            SECTION 4.8 ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

            SECTION 4.9 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company and Stockholders and Warrantholders owning, or having Warrants exercisable for, at least a majority of shares of Common Stock either then outstanding or issuable upon the exercise of all outstanding Warrants, PROVIDED that no such amendment may adversely affect the rights of any Warrant Securityholder unless signed by such Warrant Securityholder. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

            SECTION 4.10 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                     COMPANY:

                     AMERICAN PSYCH SYSTEMS
                     HOLDINGS, INC.

                     By: /s/ Kenneth Kessler
                     ________________________________
                     Title: President & CEO

                     Address:

                     ________________________________
                     ________________________________

                     Facsimile: _____________________


                     INVESTORS:


                     /s/ Kenneth Kessler
                     ________________________________
                     DR. KENNETH A. KESSLER

                     Address:
                            6705 Rockledge Drive
                            Suite 200
                            Bethesda, Maryland 20817
                            Facsimile: ______________



                     /s/ John Hefner
                     ________________________________
                     JOHN HEFFNER

                     Address:
                     ________________________________
                     ________________________________
                     ________________________________
                     Attn:___________________________

                     Facsimile: _____________________

                     NAZEM & COMPANY IV, L.P.

                     By:  NAZEM & ASSOCIATES, L.P.,
                          its General Partner


                          By: /s/ Jeffrey Krauss
                          ___________________________
                          Title: General Partner


                     Address:
                            6705 Rockledge Drive
                            Suite 200
                            Bethesda, Maryland 20817

                            Facsimile: ______________

                     APPLEWOOD ASSOCIATES, L.P.

                     By: /s/ Barry Rubenstein
                     ________________________________
                     Title: General Partner

                     Address:
                           39 Woodland Road
                           Roslyn, New York 11576
                           Attn:

                           Facsimile:

                     WOODLAND PARTNERS

                     By: /s/ Barry Rubenstein
                     ________________________________
                     Title: General Partner

                     Address:
                           39 Woodland Road
                           Roslyn, New York 11576
                           Attn:_____________________

                           Facsimile:________________

                     SENECA VENTURES


                     By: /s/ Barry Rubenstein
                     ________________________________
                     Title: General Partner

                     Address:
                           39 Woodland Road
                           Roslyn, New York 11576
                           Attn: ____________________

                           Facsimile:________________

                     WOODLAND VENTURE FUND

                     By: /s/ Barry Rubenstein
                     ________________________________
                     Title: General Partner

                     Address:
                           39 Woodland Road
                           Roslyn, New York 11576
                           Attn:_____________________

                           Facsimile:________________


                     WARRANTHOLDERS:

                     NATIONSCREDIT COMMERCIAL
                     CORPORATION

                     By:_____________________________
                      Title:_________________________

                     Address:
                           187 Danbury Road
                           Wilton, Connecticut 06897
                           Attn:_____________________

                            Facsimile: (203) 423-4230

                                                                    Exhibit A to
                                                                         Warrant


                             SUBSCRIPTION AGREEMENT

                           (To be signed and delivered
                            upon exercise of Warrant)



AMERICAN PSYCH SYSTEMS, INC.
One Democracy Plaza
6701 Democracy Boulevard, Suite 410
Bethesda, Maryland  20817
Attention:  Kenneth Kessler, M.D.


      The undersigned. the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Series I Convertible Preferred Stock, par value $.001 per share (the "Stock"), of AMERICAN PSYCH SYSTEMS, INC. (the "Company") and subject to the following paragraph, herewith makes payment of ___________________ Dollars ($_________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, _____________________ whose address is _______________________.

      The undersigned does/does not (circle one) request the exercise of the within Warrant pursuant to the Conversion Right set forth in Section 1.3 of the Warrant.

      If the exercise of this Warrant is not covered by a registration statement effective under the Securities Act of 1933, as amended (the "Act"), the undersigned represents, that:

            (i) the undersigned is acquiring such Stock for investment for the undersigned's own account, not as nominee or agent, and not with a view to the distribution thereof and the undersigned has not signed or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same;

            (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the Stock;

            (iii) the undersigned has received all of the information the undersigned has requested from the Company and considers necessary or appropriate for deciding whether to purchase the shares of Stock;

            (iv) the undersigned has the ability to bear the economic risks of the undersigned's prospective investment;

            (v) the undersigned is able, without materially impairing the undersigned's financial condition, to hold the shares of Stock for an indefinite period of time and to suffer complete loss on the undersigned's investment;

            (vi) the undersigned understands and agrees that (A) the undersigned may be unable to readily liquidate the undersigned's investment in the shares of Stock and that the shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Act and applicable state securities or Blue Sky laws or is exempt from such registration or qualification, and that the Company is not required to register the same or to take any action or make such an exemption available except to the extent provided in the within Warrant and (B) the exemption from registration under the Act afforded by Rule 144 promulgated by the Securities and Exchange Commission ("Rule 144") depends upon the satisfaction of various conditions by the undersigned and the Company and that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amounts, and that if such exemption is utilized by the undersigned, such conditions must be fully complied with by the undersigned and the Company, as required by Rule 144;

            (vii) the undersigned either (A) is familiar with the definition of and the undersigned is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Act, or (B) is providing representations and warranties reasonably satisfactory to the Company and its counsel, to the effect that the sale and issuance of Stock upon exercise of such Warrant may be made without registration under the Act or any applicable state securities and Blue Sky laws; and

            (viii) the address set forth below is the true and correct address of the undersigned's residence.

            If said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.



DATED:__________________


                                          ______________________________________
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of this
                                          Warrant


                                          ______________________________________

                                          ______________________________________
                                          (Address)

                                                                    Exhibit B to
                                                                         Warrant


                              NOTICE OF CONVERSION

        (To be executed upon exercise of Warrant pursuant to Section 1.3)


      The undersigned hereby irrevocably elects to surrender its Warrant for such shares of Stock pursuant to the Conversion Right of the within Warrant, as provided for in Section 1 of such Warrant.

      Please issue a certificate or certificates for such Stock in the name specified below, and pay cash for fractional shares pursuant to Section 14 of the Warrant.

      If said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.



                                          ______________________________________


                                          Address:______________________________
                                                  ______________________________
                                                  ______________________________

                                          Social Security No.:__________________


                                          Signature:____________________________
                                                   (Signature must conform in
                                                   all respects to the name
                                                   of holder as specified on
                                                   the face of this Warrant)

                               FORM OF ASSIGNMENT

                 (To be signed only upon assignment of Warrant)


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant with respect to the number of shares of Series I Convertible Preferred Stock set forth below:


                                                No. of Shares of
                                                Series I Convertible
      Name and Address of Assignee              Preferred Stock
      ----------------------------              ------------------



and does hereby irrevocably constitute and appoint __________________ attorney-in-fact to register such transfer on the books of the Company, with full power of substitution in the premises.


Date:___________________                  ____________________________________
                                          Signature of Holder



NOTE: The signature of this Assignment must correspond with the name exactly as it appears upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.